Time charter revenues and related contract balances - Consolidated contract assets, contract liabilities and refund liabilities (Details) - Time Charter Services [Member] - USD ($) $ in Thousands	6 Months Ended	12 Months Ended
	Jun. 30, 2022	Dec. 31, 2021
Beginning Balance	$ 663	$ 261
Additions	194	402
Ending Balance	857	663
Beginning Balance	(3,976)	(891)
Additions		(2,746)
Reduction for receivables recorded		(339)
Ending Balance	$ (3,976)	$ (3,976)